EXHIBIT 23.1


                      CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Amendment No. 1 to Form S-3) of Playboy Enterprises, Inc. and to the incorporation by reference therein of our report dated February 20, 2001, with respect to the consolidated financial statements and schedule of Playboy Enterprises, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP


Chicago, Illinois
November 2, 2001



                                                               EXHIBIT 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-69820) of our report dated March 30, 2000, relating to the consolidated financial statements and financial statement schedule of Playboy Enterprises, Inc. as of December 31, 1999 and for the fiscal years ended December 31, 1999 and 1998, which appears in Playboy Enterprises, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1 to the Registration Statement.


                                                  /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
November 5, 2001



                                                               EXHIBIT 23.3


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-69820 of Playboy Enterprises, Inc. on Form S-3 of our report dated February 20, 2001, except for Note 9, as to which the date is June 26, 2001 on the consolidated financial statements of Playboy TV International, LLC and subsidiaries as of and for the year ended December 31, 2000, appearing in the Annual Report on Form 10-K/A of Playboy Enterprises, Inc. for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this A Registration Statement.


                                                       /s/ Deloitte & Touche LLP


Miami, Florida
November 5, 2001



                                                               EXHIBIT 23.4


                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement (Form S-3) of Playboy Enterprises, Inc. ("Playboy") and in the related Prospectus of our reports dated September 5, 2001, with respect to the consolidated financial statements of Califa Entertainment Group, Inc. and the financial statements of V.O.D., Inc. included in the Current Report on Form 8-K/A dated September 19, 2001, as amended by Amendment No. 2 to Form 8-K, of Playboy. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1 to the Registration Statement.



/s/ Kirsch, Kohn & Bridge LLP

Los Angeles, California
November 5, 2001



                                                               EXHIBIT 23.6



                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement (Form S-3) of Playboy Enterprises, Inc. ("Playboy") and in the related Prospectus of our report dated 21 June 2001, with respect to the consolidated financial statements of SEI 1, Aps. referred to in the Kirsch Kohn & Bridge LLP Current Report on Form 8-K/A dated September 19, 2001, as amended by Amendment No. 2 to Form 8-K, of Playboy. We also consent to the reference to us under the heading "Experts" in such Amendment No. 1 to the Registration Statement.



/s/ Grothen & Perregaard A/S

Copenhagen, Denmark
November 6, 2001